UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
September 1, 2014

World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor/Registrant)
Comenity Bank
(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-166240, 333-60418, 333-188583, 333-166240-01, 333-113669, 333- 166240-02, 333-60418-01, 333-189182, 333-189182-01	31-1772814
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants' I.R.S. Employer Identification Nos. for Registrant)

3100 Easton Square Place, #3108, Columbus, Ohio 43219
(Address of Principal Executive Offices of Registrant) (Zip Code)

(614) 729-5044
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                          Entry into a Material Definitive Agreement

On September 1, 2014, Comenity Bank entered into a Third Amendment to the Amended and Restated Service Agreement with Comenity Servicing LLC, a copy of which is filed with this Form 8-K as Exhibit 99.1.

Item 9.01.                          Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.
Exhibit No.	Document Description

Exhibit 99.1	Third Amendment to the Amended and Restated Service Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By:            /s/ Randy J. Redcay
Name:  Randy J. Redcay
Title:  Chief Financial Officer

Dated:  September 5, 2014

 EXHIBIT INDEX

Exhibit No.	Document Description

Exhibit 99.1	Third Amendment to the Amended and Restated Service Agreement